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                                                                EXHIBIT 3
                                                                ---------

                      Supplementary Master Trust II Data

Master Trust II

(i) Floating Rate Credit Card Certificates Series 1993-H


     (A) The total amount of cash distributed to Series 1993-H
         Certificateholders in 1998, per $1,000  of Series 1993-H
         Certificates  .......................................................  $    957.79


     (B) The total amount of the distribution set forth in paragraph
         (i)(A) which represents principal payments on the Series
         1993-H Certificates..................................................  $    916.67

     (C) The total amount of the Monthly Servicing Fee payable from
         Available Funds to the Servicer from the Master Trust II
         in 1998 with respect to the Series 1993-H Certificates...............  $ 3,609,375

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1993-H
         Certificates.........................................................  $ 6,015,625

(ii) Floating Rate Asset Backed Certificates Series 1994-J

  (A) The total amount of cash distributed to Series 1994-J
      Certificateholders in 1998, per $1,000  of Series 1994-J
      Certificates............................................................  $    142.75

  (B) The total amount of the distribution set forth in paragraph
      (ii) which represents principal payments on the Series 1994-J
      Certificates............................................................  $     83.33

  (C) The total amount of the Monthly Servicing Fee payable from Available
      Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1994-J Certificates.......................................  $ 3,750,000

  (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1994-J
      Certificates............................................................  $ 6,250,000

(iii) Floating Rate Credit Card Certificates Series 1994-K

     (A) The total amount of cash distributed to Series 1994-K
         Certificateholders in 1998, per $1,000  of Series 1994-K
         Certificates.........................................................  $     59.10

     (B) The total amount of the distribution set forth in paragraph (iii) (A)
         which represents principal payments on the Series 1994-K
         Certificates.........................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1994-K Certificates....................................  $ 3,750,000

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1994-K
         Certificates.........................................................  $ 6,250,000

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
(iv)  7.15% Credit Card Certificates Series 1994-L

     (A) The total amount of cash distributed to Series 1994-L
         Certificateholders in 1998, per $1,000  of Series 1994-L
         Certificates.........................................................  $     71.50

     (B) The total amount of the distribution set forth in paragraph
         (iv)(A)which represents principal payments on the Series 1994-L
         Certificates.........................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from
         Available Funds to the Servicer from the Master Trust II
         in 1998 with respect to the Series 1994-L Certificates...............  $ 3,750,000

     (D) The total amount of the Interchange Monthly Servicing
         Fee payable to the Servicer in 1998 with respect to the
         Series 1994-L Certificates...........................................  $ 6,250,000

(v)   Floating Rate Credit Card Certificates Series 1995-M

     (A) The total amount of cash distributed to Series 1995-M Class A
         Certificateholders in 1998, per $1,000  of Series 1995-M
         Class A Certificates.................................................  $     59.41

     (B) The total amount of the distribution set forth in paragraph (v) (A)
         which represents principal payments on the Series 1995-M
         Class A Certificates.................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from
         Available Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1995-M Certificates.......................  $ 4,285,714

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1995-M
         Certificates.........................................................  $ 7,142,857

(vi) Floating Rate Credit Card Certificates Series 1995-N

     (A) The total amount of cash distributed to Series 1995-N Class A
         Certificateholders in 1998, per $1,000  of Series 1995-N
         Class A Certificates.................................................  $    234.37

     (B) The total amount of the distribution set forth in paragraph (vi)(A)
         which represents principal payments on the Series 1995-N
         Class A Certificates.................................................  $    176.13

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1995-N Certificates....................................  $ 4,255,608

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1995-N
         Certificates.........................................................  $ 7,092,681

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
(vii)  Floating Rate Credit Card Certificates Series 1995-O

     (A) The total amount of cash distributed to Series 1995-O Class A
         Certificateholders in 1998, per $1,000  of Series 1995-O
         Class A Certificates.................................................  $     59.31

     (B) The total amount of the distribution set forth in paragraph (vii)(A)
         which represents principal payments on the Series 1995-O Class
         A Certificates.......................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1995-O Certificates....................................  $ 4,285,714

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1995-O
         Certificates.........................................................  $ 7,142,857

(viii)  Floating Rate Credit Card Certificates Series 1995-P

     (A) The total amount of cash distributed to Series 1995-P Class A
         Certificateholders in 1998, per $1,000  of Series 1995-P
         Class A Certificates.................................................  $     58.80

     (B) The total amount of the distribution set forth in paragraph
         (viii)(A) which represents principal payments on the Series 1995-P
         Class A Certificates.................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1995-P Certificates....................................  $ 4,285,714

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1995-P
         Certificates.........................................................  $ 7,142,857

(ix)  Floating Rate Asset Backed Certificates Series 1996-Q

     (A) The total amount of cash distributed to Series 1996-Q Class A
         Certificateholders in 1998, per $1,000  of Series 1996-Q
         Class A Certificates.................................................  $     58.30

     (B) The total amount of the distribution set forth in paragraph (ix)(A)
         which represents principal payments on the Series 1996-Q
         A Certificates.......................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1996-Q Certificates....................................  $ 7,714,286

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1996-Q
         Certificates.........................................................  $12,857,143

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
(x)  Floating Rate Asset Backed Certificates Series 1996-R

     (A) The total amount of cash distributed to Series 1996-R Class A
         Certificateholders in 1998, per $1,000  of Series 1996-R
         Class A Certificates.................................................  $     57.69

     (B) The total amount of the distribution set forth in paragraph (x)(A)
         which represents principal payments on the Series 1996-R
         Class A Certificates.................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1996-R Certificates....................................  $ 3,428,571

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1996-R
         Certificates.........................................................  $ 5,714,286

(xi)  Floating Rate Asset Backed Certificates Series 1996-S

     (A) The total amount of cash distributed to Series 1996-S Class A
         Certificateholders in 1998, per $1,000  of Series 1996-S
         Class A Certificates.................................................  $     58.25

     (B) The total amount of the distribution set forth in paragraph (xi)(A)
         which represents principal payments on the Series 1996-S
         Class A Certificates.................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1996-S Certificates....................................  $ 6,000,000

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1996-S
         Certificates.........................................................  $10,000,000

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
(xii)    Floating Rate Asset Backed Certificates Series 1997-T

     (A) The total amount of cash distributed to Series 1997-T Class A
         Certificateholders in 1998, per $1,000  of Series 1997-T
         Class A Certificates.................................................  $     57.69

     (B) The total amount of the distribution set forth in paragraph (xii)(A)
         which represents principal payments on the Series 1997-T
         Class A Certificates.................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1997-T Certificates....................................  $ 5,142,857

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1997-T
         Certificates.........................................................  $ 8,571,429

(xiii)     Floating Rate Asset Backed Certificates Series 1997-U

     (A) The total amount of cash distributed to Series 1997-U
         Class A Certificateholders in 1998 per $1,000  of Series 1997-U
         Class A Certificates.................................................  $     58.15

     (B) The total amount of the distribution set forth in paragraph (xiii) (A)
         which represents principal payments on the Series 1997-U
         Class A Certificates.................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect to the Series 1997-U Certificates....................................  $ 3,428,571

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1997-U
         Certificates.........................................................  $ 5,714,286

(xiv)     Floating Rate Asset Backed Certificates Series 1998-V

     (A) The total amount of cash distributed to Series 1998-V
         Class A Certificateholders in 1998 per $1,000  of Series 1998-V
         Class A Certificates.................................................  $      0.62

     (B) The total amount of the distribution set forth in paragraph (xiv) (A)
         which represents principal payments on the Series 1998-V
         Class A Certificates.................................................  $         0

     (C) The total amount of the Monthly Servicing Fee payable from Available
         Funds to the Servicer from the Master Trust II in 1998 with respect
         to the Series 1998-V Certificates....................................  $   452,381

     (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1998 with respect to the Series 1998-V
         Certificates.........................................................  $   753,968

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
   (xv) The amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the December 1998 Due Period (i.e., with respect to the January 1999 interest payment date).............. $799,593,414